Filed under Rule 497(k)

Registration No. 333-53589

VALIC Company II

Small Cap Value Fund

(the “Fund”)

Supplement dated October 27, 2016, to the Fund’s

Summary Prospectus dated January 1, 2016, as supplemented and amended to date

At the October 24-25, 2016 meeting of the Board of Trustees (the “Board”) of VALIC Company II, the Board approved the termination of the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Wells Capital Management Incorporated (f/k/a Metropolitan West Capital Management, LLC) (“WellsCap”) with respect to the Fund. It is currently expected that the portion of the Fund’s assets managed by WellsCap will be transitioned to J.P. Morgan Investment Management Inc. (“JPMorgan”), an existing sub-adviser to the Fund, on or about October 31, 2016. Upon the termination of WellsCap, JPMorgan will become the Fund’s sole sub-adviser and all reference to WellsCap with respect to the Fund will be deleted. In addition, the following changes to the Prospectus will become effective:

In the section entitled “Fund Summary: Small Cap Value Fund – Performance Information,” the second and third paragraphs are deleted in their entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SAAMCo”) was a co-subadviser of the Fund from February 28, 2010, to December 14, 2012. From February 8, 2010, to October 28, 2016, Wells Capital Management Incorporated (f/k/a Metropolitan West Capital Management, LLC) (“WellsCap”) was a co-subadviser of the Fund. As of January 1, 2002, J.P. Morgan Investment Management Inc. (“JPMIM”) (and its predecessors) assumed management of the Fund. On October 29, 2016, JPMIM became the Fund’s sole subadviser.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.